                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

     Filed by the Registrant [X]

     Filed by a Party other than the Registrant [ ]

     Check the appropriate box:

     [X] Preliminary Proxy Statement        [ ] Confidential, for Use of the
                                                Commission Only (as permitted by
                                                Rule 14a-6(e)(2))

     [ ] Definitive Proxy Statement

     [ ] Definitive Additional Materials

     [ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                        MEDICAL ADVISORY SYSTEMS, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

     [X] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
0-11.

     (1) Title of each class of securities to which transaction applies:
                   Common Stock, par value $0.005 per share
--------------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     (5) Total fee paid:

--------------------------------------------------------------------------------

     [ ] Fee paid previously with preliminary materials.

     [ ] Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount previously paid:

--------------------------------------------------------------------------------

     (2) Form, schedule or registration statement no.:

--------------------------------------------------------------------------------

     (3) Filing party:

--------------------------------------------------------------------------------

     (4) Date filed:

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
                         MEDICAL ADVISORY SYSTEMS, INC.
                        8050 SOUTHERN MARYLAND BOULEVARD
                             OWINGS, MARYLAND 20736
                             -----------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON APRIL 12, 2001


To the Stockholders:

        The 2001 Annual Meeting of Stockholders of Medical Advisory Systems, Inc. will be held at the Colony South Hotel and Conference Center, 7401 Surratts Drive, Clinton, Maryland 20735 on Thursday, April 12, 2001 at 3:00 p.m. local time for the following purposes:

        1. To elect seven directors to serve until the next annual meeting of stockholders and until their successors are elected and qualified;

        2. To ratify options granted under the Company's January 13, 2000 Amended and Restated Employee and Directors Stock Option Plan;

        3.     To ratify the appointment of independent accountants for 2001;
               and

        4. To transact such other business as may properly come before the meeting or any adjournment thereof.

        Stockholders of record at the close of business on March 5, 2001 are entitled to notice of and to vote at the meeting or any adjournment thereof.

        All stockholders are cordially invited to attend the meeting in person. However, to assure your representation at the meeting, stockholders are urged to complete, sign, date and return the enclosed proxy card in the enclosed envelope as promptly as possible.


                                    By order of the Board of Directors,

                                    /s/ Robert P. Crabb

                                    Robert P. Crabb
                                    Secretary


Dated:             , 2001
        -----------

YOUR VOTE IS IMPORTANT. PLEASE SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD IMMEDIATELY, WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING.

                         MEDICAL ADVISORY SYSTEMS, INC.

                                 PROXY STATEMENT

        This Proxy Statement is furnished in connection with the solicitation of proxies by and on behalf of the Board of Directors of Medical Advisory Systems, Inc. for use at the Company's 2001 Annual Meeting of Stockholders, to be held at the Colony South Hotel and Conference Center, 7401 Surratts Road, Clinton, Maryland 20735 on Thursday, April 12, 2001 at 3:00 p.m. local time, and at any adjournment of the Annual Meeting. This Proxy Statement, the accompanying proxy card and the Company's Annual Report to Stockholders for the fiscal year ended October 31, 2000 are first being sent to stockholders on or about March 14, 2001.

        The solicitation of proxies is made by and on behalf of the Company's Board of Directors. The cost of the solicitation of proxies will be borne by the Company. In addition to solicitation of proxies by mail, employees of the Company or its affiliates may solicit proxies by telephone or facsimile.

        At the close of business on March 5, 2001, the Company had outstanding 5,211,230 shares of common stock, par value $0.005 per share. Each stockholder is entitled to one vote per share of the Company's common stock registered in such stockholder's name on the books of the Company as of the close of business on March 5, 2001.

        Any duly executed proxy received prior to the closing of the polls during the Annual Meeting will be voted in the manner specified on the proxy. If no direction is indicated on a proxy, it will be voted to elect as directors the nominees listed in this Proxy Statement. A proxy given pursuant to this solicitation may be revoked by a stockholder of record at any time before it is voted either by delivering a written notice of revocation bearing a date later than the proxy or a subsequent, duly-executed proxy relating to the same shares to the Secretary of the Company or by voting in person at the Annual Meeting. Materials intended for the Secretary of the Company should be mailed to the Company at 8050 Southern Maryland Boulevard, Owings, Maryland 20736. The Company's telephone number is (301) 855-8070.


                          ITEM 1. ELECTION OF DIRECTORS

        The Company's bylaws establish the number of directors at not less than three members. Pursuant to the bylaws, the Board of Directors may increase or decrease the number of members of the Board of Directors. The Board of Directors has established the number of directors at seven. At the Annual Meeting, the shares represented by properly executed proxies, unless otherwise specified, will be voted for the election of the seven nominees named herein, each to serve until the next annual meeting and until his successor is duly elected and qualified.

        If for any reason any of the nominees is not a candidate when the election occurs (which is not expected), the Board of Directors expects that proxies will be voted for the election of a substitute nominee designated by the Board of Directors. The following information is furnished concerning each nominee for election as a director.

                     THE BOARD OF DIRECTORS RECOMMENDS THAT
               STOCKHOLDERS VOTE FOR THE ELECTION OF EACH NOMINEE.

NOMINEES FOR ELECTION AT THE ANNUAL MEETING

Director Name                Age            Position with the Company             Since
-------------                ---            -------------------------             -----
Ronald W. Pickett            53             Chairman of the Board of              1981
                                            Directors, President
Thomas M. Hall               48             Chief Executive Officer, Chief        1992
                                            Physician, Director
Robert C. Goodwin, Jr.       59             Director                              1999

Mercedes Walton              47             Director                              2001

David A. Loppert             46             Director                              2001

Paul Ronald Sanberg          46             Director                              2001

Richard F. Seelig            55             Director                              2001

        Ronald W. Pickett is the founder of the Company, Chairman of the Board of Directors and President. He has been an officer and director of the Company since its inception in 1981. A graduate of Gordon College, Mr. Pickett also has engaged in various entrepreneurial activities for 31 years.

        Thomas M. Hall, M.D., M.I.M. is Chief Executive Officer of the Company. Dr. Hall has served as Chief Physician of the Company since 1982 and as Chief Executive Officer of the Company since July 1992. Dr. Hall has been a director of the Company since March 1992. Dr. Hall is also the President and sole owner of Hall & Associates, P.A., which provides medical personnel to the Company's maritime and international travel operations; Hall & DocTalk Associates, P.A., which provides medical personnel to DocTalk, Inc. and AmericasDoctor.com, Inc. related to the Company's Agreement to provide real time online chats between doctors and AmericasDoctor.com users via the Internet; and Hall & AmDoc Associates, P.A., which, until September 2000, provided medical personnel to AmericasDoctor.com in connection with the Company's Agreement with AmericasDoctor.com. Dr. Hall is a graduate of George Washington University School of Medicine and also holds a Masters degree in International Management from the University of Maryland. He is a diplomat of the National Board of Medical Examiners, the American Board of Internal Medicine, and the American Board of Preventive Medicine (Certified Occupational Medicine Specialist).

        Robert C. Goodwin, Jr. is the Executive Vice President and General Counsel of Chindex International, Inc., a publicly held U.S. corporation engaged in the provision of health products and services in China. He also was a member of the Senior Executive Service in the federal government. Mr. Goodwin holds a Bachelor of Arts degree from Fordham University and a Juris Doctor degree from Georgetown University Law Center. He also serves as an Adjunct Associate Professor at the University of Maryland. Prior to joining Chindex in 1992, Mr. Goodwin was engaged in the private practice of law in Washington, D.C.

        Mercedes Walton has served as the President and Chief Operating Officer of Applied Digital Solutions, Inc. since January 2001. Ms. Walton was employed by AT&T from 1976 to 2000. From January 1999 to March 2000, Ms. Walton was employed by AT&T as Vice President--Corporate Strategy and Business Development and, from March 1996 to December 1998, as Business Development Vice President -Corporate Strategy. Ms. Walton holds a Bachelor of Arts degree from Smith College, a Masters of Education degree from Harvard

University and a Masters of Science degree from the Massachusetts Institute of Technology Sloan School of Business. In addition, Ms. Walton graduated from the Executive Development Program at Emory University, the Aspen Institute's Executive Program and Northwestern University's Kellogg School of Business Executive Development Program. Ms. Walton presently serves on the board of directors of Norstan, Inc., a publicly held company, which provides e-business, convergence and communications technology solutions and services, and CRYO-CELL International, Inc., a private cord blood cell bank.

        David A. Loppert has served as Chief Executive Officer and a director of SysComm International Corporation, a publicly held company, since December 2000 and as a director of the Company since February 2001. Mr. Loppert also presently serves as Senior Vice President of Applied Digital Solutions, Inc. From 1997 until November 2000, Mr. Loppert served as Vice President and Chief Financial Officer of Applied Digital Solutions. From 1996 to 1997, Mr. Loppert was Chief Financial Officer of Bingo Brain, Inc. and from 1994 to 1996 served as Chief Financial Officer of C.T.A. America, Inc. and Ricochet International, L.L.C. Mr. Loppert holds Bachelor degrees in Accounting and Commerce, and a Higher Diploma in Accounting from the University of the Witwatersrand in Johannesburg, South Africa.

        Paul Ronald Sanberg has served as acting Senior Vice President and Chief Science Officer of Layton BioScience, Inc. since 1997 and during 2000 served as acting Chief Executive Officer and Chairman of Saneron Therapeutics, Inc. Both Layton BioScience and Saneron Therapeutics are privately held biotechnology companies engaged in the development and marketing of therapies for neuropsychiatric disorders and neurodegenerative diseases. Since 1992, Dr. Sanberg has also served as the Director of the Center for Aging and Brain Repair, Chairperson of the Neuroscience Program and Director of Neurosurgical Research at the University of South Florida, College of Medicine. Dr. Sanberg holds Bachelor of Science degrees in Psychology and Biology with honors from York University in Toronto, Canada, a Masters of Science in Neurological Sciences from the University of British Columbia in Vancouver, Canada, and a Ph.D. in Behavioral Biology and Doctor of Science in Neurobiology from the Australian National University in Canberra, Australia. In addition, Dr. Sanberg obtained post-doctoral training in Behaviorial Biology and Neuroscience at the Australian National University in Canberra, Australia and Johns Hopkins University Medical School, and a Graduate Diploma in Science Education from the Western Australian Institute of Technology, Curtin University in Perth, Australia. Dr. Sanberg is a diplomat of the American Board of Administrative Psychology and the American Board of Psychological Specialties ACFE (Psychopharmacology).

        Richard F. Seelig has served as Clinical Assistant Professor in Surgery at UMDNJ--New Jersey Medical School since 1981. Dr. Seelig holds a Bachelor of Science degree from the George Washington University and is a graduate of UMDNJ--New Jersey Medical School. Dr. Seelig is also a diplomat of the American Board of Surgery.

MEETINGS OF THE BOARD OF DIRECTORS AND COMMITTEES

        During the fiscal year ended October 31, 2000, the Board of Directors held 14 regular and special meetings, which all directors attended. The Board of Directors has appointed an Audit Committee and a Compensation Committee. The Audit Committee and the Compensation Committee each held one meeting during 2000, which all committee members attended.

        The Audit Committee has reviewed and discussed the audited financial statements with management of the Company and has discussed the matters required to be discussed by SAS 61 with the Company's independent auditors. The Audit Committee has also received the written disclosures and the letter from the Company's independent accountants required by Independent Standards Board Standard No. 1 and has discussed with the independent accountants the independent accountant's independence. Based upon its review of the foregoing materials and its discussions with the Company's management and independent accountants, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-KSB for the year ended October 31, 2000.

        During the fiscal year ended October 31, 2000, the Audit Committee consisted of Dr. Hall, Mr. Goodwin and Mr. Harris. Effective February 23, 2001, Dr. Hall and Mr. Harris resigned from, and the Board of Directors appointed Dr. Seelig and Mr. Loppert to, the Audit Committee. Mr. Goodwin, Dr. Seelig and Mr. Loppert are "independent" members of the Audit Committee as such term is defined in Section 121(A) of the American Stock Exchange listing standards. The Board of Directors adopted a written charter for the Audit Committee on October 29, 1999.

        The Audit Committee recommends annually to the Board of Directors the engagement of independent public accountants, approves professional services provided by the independent public accountants, considers the range of audit and non-audit fees, and reviews the adequacy of the Company's internal accounting controls, and major accounting or financial reporting matters. The Audit Committee also reviews all reports and financial information submitted to the United States Securities and Exchange Commission and any significant disagreements between management and the independent accountants in connection with the preparation of the Company's financial statements, and reviews with the Company's legal counsel all legal and regulatory matters which may have a significant impact on the Company's financial statements.

        For the fiscal year ended October 31, 2000, the Compensation Committee consisted of Dr. Hall, Mr. Goodwin and Mr. Harris. Effective February 23, 2001, Dr. Hall and Mr. Harris resigned from, and the Board of Directors appointed Ms. Walton and Dr. Seelig to, the Compensation Committee. The Compensation Committee determines compensation for senior management, advises the Board of Directors on the adoption and administration of employee benefit and compensation plans and administers the January 13, 2000 Amended and Restated Employee and Directors Stock Option Plan.

DIRECTORS' COMPENSATION

        The Company reimburses non-management directors for costs and expenses in connection with their attendance and participation at Board of Directors meetings and for other travel expenses incurred on the Company's behalf. The Company compensates each non-management director $1,000 for each meeting of the Board of Directors and $500 for each meeting of the Audit Committee and the Compensation Committee attended by such director.

EXECUTIVE OFFICERS

        In addition to Mr. Pickett and Dr. Hall, the executive officers of the Company are:

        Dale L. Hutchins, Ph.D., 39, Vice President Operations. Mr. Hutchins joined the Company in 1982 and also serves as the Executive Vice President of DocTalk, L.L.C.

        Robert C. Snyder, 45, Chief Financial Officer and Treasurer. Mr. Snyder joined the Company in 1996. Prior to joining the Company, Mr. Snyder served as Comptroller of a

Maryland management company.

                  ITEM 2. RATIFICATION OF OPTIONS GRANTED UNDER
               THE COMPANY'S JANUARY 13, 2000 AMENDED AND RESTATED
                    EMPLOYEE AND DIRECTORS STOCK OPTION PLAN

        On February 7, 2001, options to acquire a total of 550,000 shares of the Company's common stock were issued pursuant to the Employee and Directors Stock Option Plan by the Board of Directors. Mr. Pickett received options to purchase 350,000 shares of common stock, Dr. Hall received options to purchase 150,000 shares of common stock and Dr. Hutchins received options to purchase 50,000 shares of common stock. The options entitle the holder to purchase shares of the common stock at $4.15 per share and vest ratably over three years beginning February 7, 2002. Stockholder approval is not required for the issuance of the options under the Employee and Directors Stock Option Plan or federal securities laws. However, stockholder approval is required pursuant to the American Stock Exchange listing standards. Stockholder ratification of the options also may allow the holders of these options to have the benefit of Rule 16b-3 promulgated under the Securities Exchange Act of 1934 which, among other things, exempts certain grants of options to officers and directors of the Company from the provisions of Section 16(b) of the Exchange Act.

               THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS
                            VOTE FOR THIS PROPOSAL.

                     ITEM 3. RATIFICATION OF APPOINTMENT OF
                         INDEPENDENT PUBLIC ACCOUNTANTS

        The Board of Directors, on the recommendation of its Audit Committee, has appointed BDO Seidman, LLP as the Company's independent public accountants for 2001. Although ratification by stockholders is not required, the Board of Directors requests that stockholders ratify this appointment. If ratification is not obtained, the Board will reconsider this appointment. The Company has been advised that representatives of BDO Seidman will be present at the Annual Meeting. They will be afforded the opportunity to make a statement, should they desire to do so, and respond to appropriate questions.

               THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS
                             VOTE FOR THIS PROPOSAL.


                                  OTHER MATTERS

        The Board of Directors is not aware of any other matter that may be presented for action at the Annual Meeting. If any other matter comes before the Annual Meeting, the persons named in the enclosed proxy will vote the proxy with respect thereto in accordance with their best judgment, pursuant to the discretionary authority granted by the proxy.


                                  VOTE REQUIRED

        The Company's bylaws provide that the holders of a majority of the outstanding shares of the Company, present in person or by proxy, will constitute a quorum, and that the affirmative vote of a majority of the shares represented at the Annual Meeting and constituting a quorum is required for approval of any proposal brought before the Annual Meeting, unless a greater proportion or number of votes is required by law or by the Company's certificate of incorporation or bylaws. The election of directors will require the affirmative vote of a majority of the shares present at the Annual Meeting and constituting a quorum. For purposes of determining whether the proposal has received a majority vote, abstentions will be included in the vote total and will have the same effect as a negative vote. In instances where brokers are prohibited from exercising discretionary authority for beneficial owners of the Company's common stock who have not returned a proxy, those shares will not be included in the vote totals and will have no effect on the outcome of the vote.

                        SECURITY OWNERSHIP OF MANAGEMENT
                          AND CERTAIN BENEFICIAL OWNERS

        The following table sets forth, as of January 31, 2001, the number of shares of the Company's common stock beneficially owned by the three highest paid persons who are officers and directors of the Company, by all directors and executive officers as a group, and by each person known by the Company to own beneficially more than 10.0% of the outstanding common stock.

                                                                              PERCENT OF
                                               NUMBER OF                     OUTSTANDING
        BENEFICIAL OWNER(1)                     SHARES                          SHARES
        -------------------                     ------                          ------
    Thomas M. Hall, M.D., M.I.M               1,212,750(2)                        23.27%
    8050 Southern Maryland Blvd.
    Owings, Maryland 20736

    Premier Research Worldwide, Ltd.            550,000                           10.55%
    30 South 17th Street
    Philadelphia, Pennsylvania 19103

    Ronald W. Pickett                           535,890(3)                        10.28%
    8050 Southern Maryland Blvd.
    Owings, Maryland 20736

    Dale L. Hutchins, Ph.D                      138,201(4)                         2.65%
    8050 Southern Maryland Blvd.
    Owings, Maryland 20736

    All directors and executive officers      1,988,441                           38.16%

(1) Unless otherwise indicated, each person has sole power to vote and dispose, or direct the disposition of, all shares of common stock beneficially owned, subject to applicable community property and similar laws.
(2) Includes 2,900 shares owned by a family member in which Dr. Hall has indirect beneficial ownership, immediately exercisable options to purchase 200,000 shares of common stock at $0.50 per share, immediately exercisable options to purchase 10,000 shares of common stock at $10.00 per share and options to purchase 20,000 shares of common stock at $10.00 per share that vest ratably over two years beginning November 1, 2001. On January 31, 2001, Dr. Hall agreed to sell 500,000 shares of the common stock in a private transaction. See, "Change in Control of the Company."
(3) Includes 203,000 shares of common stock owned by family members and associates and

        332,890 shares of common stock jointly owned by Mr. Pickett and Cynthia
        P. Pickett, his spouse. On January 31, 2001, Mr. Pickett agreed to sell 332,890 shares and Mr. Pickett's children agreed to sell 17,110 shares of the common stock in a private transaction. See, "Change in Control of the Company."
(4) Includes immediately exercisable options to purchase 25,000 shares of common stock at $0.50 per share, immediately exercisable options to purchase 20,000 shares of common stock at $10.00 per share, and options to purchase 60,000 shares of common stock at $10.00 per share that vest ratably over three years beginning November 1, 2001.

CHANGE IN CONTROL OF THE COMPANY

        On January 31, 2001, Mr. Pickett and two of his minor children, Dr. Hall and Digital Angel Corporation executed a Stock Purchase Agreement pursuant to which Mr. Pickett and his children sold an aggregate of 350,000 shares and Dr. Hall sold 500,000 shares of the Company's common stock beneficially owned by them to Digital Angel Corporation. Consummation of this sale resulted in Digital Angel owning 850,000 shares or 16.31% of the issued and outstanding common stock, Mr. Pickett beneficially owning, through his minor children, 38,890 shares or 0.75% of the issued and outstanding common stock and Dr. Hall owning 712,750 shares or 13.68% of the issued and outstanding common stock. Digital Angel is a wholly owned subsidiary of Applied Digital Solutions, Inc. Ms. Walton, a director of the Company, is the President and Chief Operating Officer of Applied Digital Solutions. In connection with this change in control, the Board of Directors amended the Company's bylaws to expand the number of directors from five to seven, two existing directors resigned from the Board of Directors and four new directors designated by Digital Angel, Mr. Walton, Mr. Loppert, Dr. Sanberg and Dr. Seelig, were appointed to fill the two newly created directorships and the two vacancies.

        In connection with this change in control transaction and the continuing employment of Mr. Pickett and Drs. Hall and Hutchins with the Company, the Board of Directors granted Mr. Pickett options to purchase 350,000 shares of common stock, Dr. Hall options to purchase 150,000 shares of common stock and Dr. Hutchins options to purchase 50,000 shares of common stock. See, "RATIFICATION OF OPTIONS GRANTED UNDER THE COMPANY'S JANUARY 13, 2000 AMENDED AND RESTATED EMPLOYEE AND DIRECTORS STOCK OPTION PLAN."

EXECUTIVE COMPENSATION

SUMMARY COMPENSATION

        The following table sets forth information concerning the annual and long-term compensation for services in all capacities to the Company for the fiscal year ended October 31, 2000 for each of the three highest paid persons who are officers or directors of the Company.

                               ANNUAL COMPENSATION

     NAME AND                                                               OTHER ANNUAL
PRINCIPAL POSITION            YEAR         SALARY($)       BONUS ($)      COMPENSATION($)
------------------            ----         ---------       ---------      ---------------
Thomas M. Hall, M.D.          2000         $259,870        $      0         $   1,000(1)
Chief Executive Officer
and Chief Physician

Ronald W. Pickett             2000         $162,562         $     0         $  17,308(2)
Chairman of the Board,
President and Treasurer

Dale L. Hutchins, Ph.D.       2000         $116,793         $     0         $   0
Vice President Operations

-----------------------
(1) Received as compensation for the administration of Hall & Associates, P.A., Hall & AmericasDoctor.com Associates, P.A. and Hall and DocTalk Associates, P.A., which are owned by Dr. Hall.
(2) Received as compensation through DocTalk, LLC, a wholly-owned subsidiary of the Company.


STOCK OPTION EXERCISES

        The following table summarizes information relating to stock option exercises during 2000 and the number and value of unexercised stock options previously granted to Dr. Hall, Mr. Pickett and Dr. Hutchins.

                     AGGREGATE OPTION EXERCISES IN 2000 AND
                      OPTION VALUES AS OF OCTOBER 31, 2000


                                                      NUMBER OF                 VALUE OF UNEXERCISED
                                                SECURITIES UNDERLYING               IN-THE-MONEY
                                                UNEXERCISED OPTIONS AT               OPTIONS AT
                                                  OCTOBER 31, 2000              OCTOBER 31, 2000(1)
                                                ----------------------          --------------------
                        SHARES
                       ACQUIRED
                          ON       VALUE
NAME                   EXERCISE    REALIZED   EXERCISABLE    UNEXERCISABLE  EXERCISABLE    UNEXERCISABLE
----                   --------    --------   -----------    -------------  -----------    ------------
Thomas M. Hall(2)          0           0         210,000         20,000      $1,737,600           $0
Ronald W. Pickett(3)       0           0               0              0      $        0           $0
Dale L. Hutchins(4)        0           0          45,000         60,000      $  217,200           $0

-----------------------
(1) Based on a stock price of $9.188, which was the average of the high asked and low bid prices reported on October 31, 2000.
(2) Does not include options to purchase 150,000 shares at $4.15 per share that vest ratably over three years beginning February 7, 2002 granted to Dr. Hall by the Board of Directors on February 7, 2001.
(3) Does not include options to purchase 350,000 shares at $4.15 per share that vest ratably over three years beginning February 7, 2002 granted to Mr. Pickett by the Board of Directors on February 7, 2001.
(4) Does not include options to purchase 50,000 shares at $4.15 per share that vest ratably over three years beginning February 2, 2002 granted to Dr. Hutchins by the Board of Directors on February 7, 2001.

EMPLOYMENT CONTRACTS AND TERMINATION OF EMPLOYMENT AND CHANGE-IN-CONTROL

ARRANGEMENTS

        The Company has employment agreements with Thomas M. Hall, M.D., Ronald
W. Pickett, Dale L. Hutchins, Ph.D., and Robert C. Snyder. Under the stock option plans established by the Company, stock options are periodically granted to employees at the discretion of the Compensation Committee of the Board of Directors. Executives of the Company are eligible to receive stock option grants, based upon individual performance and the performance of the Company as a whole. See, "CERTAIN RELATIONSHIPS AND TRANSACTIONS."

        Dr. Hall is employed pursuant to an employment agreement that commenced November 1, 1998 and provides for an annual salary of $260,000 and bonuses and benefits based upon the Company's internal policies. On February 7, 2001, the Board of Directors extended Dr. Hall's employment agreement for an additional two years through October 31, 2003.

        Mr. Pickett is employed pursuant to an employment agreement that commenced November 1, 1998 and provides for an annual salary of $180,000 and bonuses and benefits based upon the Company's internal policies. On February 7, 2001, the Board of Directors extended Mr. Pickett's employment agreement for an additional two years through October 31, 2003.

        Dr. Hutchins' employment agreement is for a 4-year term that commenced November 1, 1999. Dr. Hutchins receives an annual salary of $140,000 and is eligible for bonuses and benefits based upon the Company's internal policies.

        Mr. Snyder's employment agreement is for a 1-year term that commenced May 6, 2000. Mr. Snyder receives an annual salary of $60,000. Mr. Snyder is also eligible for bonuses and benefits based upon the Company's internal policies.

REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

        The Compensation Committee determines the amount of compensation of, and incentives for, the Company's executive officers. The Compensation Committee also administers the Employee and Directors Stock Option Plan. For the fiscal year ended October 31, 2000, Dr. Hall, Mr. Goodwin and Mr. Harris served on the Compensation Committee. Effective February 23, 2001, Dr. Hall and Mr. Harris resigned from, and the Board of Directors appointed Ms. Walton and Dr. Seelig to, the Compensation Committee.

        The base salary, bonus and benefits payable to the executive officers of the Company are fixed under written employment agreements, the terms of which are described under the heading "Employment Contracts and Termination of Employment and Change-in-Control Arrangements."

        The Company presently maintains the Employee and Directors Stock Option Plan pursuant to which stock options may be granted to officers, directors, employees, advisors and consultants who render services to the Company based on the Company's performance during the prior fiscal year and upon the individual participants' performance and achievement of certain goals as determined in the sole discretion of the Compensation Committee.

COMPLIANCE WITH REPORTING REQUIREMENTS OF SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

        Pursuant to Section 16(a) of the Exchange Act, the Company's directors, executive officers and any person holding 10.0% or more of its common stock are required to report their beneficial ownership and any changes therein to the United States Securities and Exchange Commission. Specific due dates for these reports have been established and the Company is required to report herein any failure to file such reports by those due dates. Based solely on review of the copies of such reports furnished to the Company or written representations that no other reports were required, the Company believes that, during 2000, its executive officers, directors and greater than 10.0% beneficial owners complied with all applicable Section 16(a) reporting requirements.


                     CERTAIN RELATIONSHIPS AND TRANSACTIONS

        The Company had the following transactions directly or indirectly with directors, executive officers and holders of more than 5.0% of the Company's issued and outstanding stock during the previous two years:

        The Company has agreements with Hall & Associates, P.A., Hall & AmericasDoctor.com Associates, P.A. and Hall & DocTalk Associates, P.A., each of which are solely owned by Dr. Hall, a director and the Chief Executive Officer of the Company. Hall & Associates, P.A. provides medical personnel to the Company's maritime and international travel operations; Hall & DocTalk Associates, P.A. provides medical personnel to DocTalk, Inc.; and Hall & AmericasDoctor.com Associates, P.A. provides medical personnel to AmericasDoctor.com in connection with the Company's agreement to provide real time online chats between doctors and AmericasDoctor.com users via the Internet. Amounts paid to these companies represent fees for professional services rendered and premiums on professional liability insurance. The Company paid Hall & Associates, P.A., Hall & AmericasDoctor.com Associates, P.A. and Hall & DocTalk Associates, P.A., in the aggregate, $4,150,146 in 1999 and $4,014,982 in 2000 in fees and professional liability insurance premiums. Dr. Hall personally received an aggregate of $1,000 in salary related to the administration of these companies. There were no amounts payable to these affiliates at either October 31, 1999 or 2000.

        In March 2000, the Company entered into a sales, services and marketing agreement with eResearch Technology, Inc., a wholly owned subsidiary of Premier Research Worldwide, Ltd. Pursuant to this agreement, the Company will provide several services to eResearch Technology in connection with the deployment of eResearch Technology's suite of integrated proprietary clinical research software. Pursuant to this agreement, eResearch Technology will pay the Company a fee of $84,000 per month for the first twelve months of the term and on an hourly basis for certain specific services enumerated in the agreement.

                                OTHER INFORMATION

        Brokers and other persons holding the Company's common stock in their names, or in the names of a nominee, will be requested to forward this Proxy Statement and the accompanying materials to the beneficial owners of the common stock and to obtain proxies, and the Company will defray reasonable expenses incurred in forwarding such material.

        The Company's Annual Report to Stockholders, including audited financial statements and schedules, accompanies this Proxy Statement.

                              STOCKHOLDER PROPOSALS

        Stockholders may submit written proposals to be considered for stockholder action at the Company's 2002 Annual Meeting of Stockholders. To be eligible for inclusion in the Company's Proxy Statement for the 2002 Annual Meeting, stockholder proposals must be received by the Company by December 7, 2001 and must otherwise comply with applicable Securities and Exchange Commission regulations. Stockholder proposals should be addressed to the Company at its principal place of business, attention: Secretary.

                                            By order of the Board of Directors,

                                            /s/ Robert P. Crabb

                                            Robert P. Crabb
                                            Secretary

                         MEDICAL ADVISORY SYSTEMS, INC.



                       [ARROW] Tear at Perforation [ARROW]



The Annual Meeting of               1.  ELECTION OF DIRECTORS
Stockholders of Medical                 Nominees:  Ronald W. Pickett    Thomas M. Hall    Robert C. Goodwin, Jr.   Mercedes Walton
Advisory Systems, Inc. will                                David A. Loppert      Paul Ronald Sanberg          Richard F. Seelig
be held Thursday, April 12, 2000,
at 3:00 p.m.  at the
Colony South Hotel and                      [ ]  FOR all nominees                 [ ]  WITHHELD as to all nominees
Conference Center,
7401 Surratts Road                          FOR, except vote withheld from the following nominee(s):
Clinton, Maryland
                                            [ ]
                                                   -------------------------------------------------

                                    2.  RATIFICATION OF OPTIONS GRANTED UNDER THE COMPANY'S JANUARY 13, 2000 AMENDED AND
                                        RESTATED EMPLOYEE AND DIRECTORS STOCK OPTION PLAN

                                            [ ]  FOR        [ ]  AGAINST            [ ]  ABSTAIN

                                    3.  RATIFICATION OF APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS

                                            [ ]  FOR        [ ]  AGAINST            [ ]  ABSTAIN

                                    4.  ON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING

                                            [ ]  FOR        [ ]  AGAINST            [ ]  ABSTAIN

                                          The undersigned hereby acknowledges receipt of a Notice of Annual Meeting of
                                    Stockholders of Medical Advisory Systems, Inc. called for April 12, 2001, and a Proxy
                                    Statement for the Meeting prior the signing of this proxy.

                                    Dated:  ______________________, 2001   Please sign exactly as your name(s) appears(s) on this
                                    proxy.  When signing in a representative _________________________________  capacity, please give title.

                                     PLEASE MARK, SIGN, DATE AND PROMPTLY RETURN THIS PROXY CARD USING THE ENCLOSED ENVELOPE.

MEDICAL ADVISORY SYSTEMS, INC.
8050 Southern Maryland Boulevard
Owings, Maryland 20736


                                     PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF MEDICAL ADVISORY SYSTEMS, INC. FOR USE ONLY AT THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON April 12th, 2001 AND ANY ADJOURNMENT OT POSTPONEMENT THEREOF.

        The undersigned, being a stockholder of MEDICAL ADVISORY SYSTEMS, INC. ("MAS"), hereby authorizes Robert P. Crabb, Dale L.Hutchins, Ph.D. and Robert Snyder, and each of them, with the full power of substitution, to represent the undersigned at the Annual Meeting of Stockholders of MAS to be held at the Colony South Hotel and Conference Center located at 7401 Surratts Drive, Clinton, Maryland 20735 on April 12th, 2001 at 3:00 p.m., local time, and at any adjournment or postponement thereof, with respect to all votes that the undersigned would be entitled to cast, if then personally present, as appears on the reverse side of this proxy.

    In their discretion, the proxies are authorized to vote with respect to matters incident to the conduct of the meeting and upon such other matters as may properly come before the meeting. This proxy may be revoked at any time before it is exercised.

    Shares of the Common Stock of MAS will be voted as specified. If no specification is made, shares will be voted FOR the nominees for director named on the reverse side, FOR ratification of the appointment of the independent accountants and IN ACCORDANCE WITH THE DISCRETION OF THE PROXIES as to any other matter which may properly come before the Meeting.